Exhibit 99.5

Execution Copy

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made and entered into as of January 16, 2008, is by and between Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement (as defined below), and WB QT, LLC, a Delaware limited liability company, a Lender and as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

1. The Lenders, the Agent and the Borrower entered into a Credit Agreement dated as of January 31, 2007, as amended by a First Amendment to Credit Agreement dated as of September 13, 2007, a Second Amendment to Credit Agreement dated as of November 6, 2007 and a Waiver and Agreement dated as of December 14, 2007 (as so amended, the “Credit Agreement”); and

2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

2.1 Definitions. Section 1.1 of the Credit Agreement is amended by amending the following definitions in their entireties:

“Advance(s)” shall mean, as the context may indicate, the Term Loan B Advance or the Term Advance.

“Collateral Documents” shall mean the Security Agreement, the Guaranties, the Mortgages, the Pledge Agreements, the Collateral Assignments (Patents), the Collateral Assignments (Trademarks) and all of the other acknowledgments, certificates, financing statements, instruments and other security documents executed by the Company or any Guarantor in favor of the Agent for the benefit of the Lenders and delivered to the Agent, as security for the Indebtedness, in each case as of the Effective Date or, from time to time, subsequent thereto, in connection with such collateral documents, in each case, as such collateral documents may be amended or otherwise modified from time to time.

“Commitments” shall mean the Term Loan B Aggregate Commitment and the Term Loan Aggregate Commitment.

“Maturity Date” shall mean January 31, 2010 with respect to the Term Loan and January 16, 2015 with respect to the Term Loan B.

“Notes” shall mean the Term B Notes and the Term Notes.

“Subordinated Debt” shall mean any Debt of the Company which has been subordinated in right of payment and priority to the Indebtedness, all on terms and conditions satisfactory to the Agent and the Majority Lenders.

Section 1.1 of the Credit Agreement is further amended by adding the following definitions thereto to read in their entireties as follows:

“Convertible Note” shall mean the Convertible Promissory Note issued under the Convertible Note Purchase Agreement dated as of January 16, 2008 between the Company and WB QT, LLC.

“Existing Revolving Note” shall mean the Revolving Credit Note dated as of January 31, 2007 made by the Company in favor of WB QT, LLC, in the original principal amount of $20,637,500 as such amount was increased to $23,657,500 pursuant to a Waiver and Agreement dated as December 14, 2007 by and between the Company and WB QT, LLC.

“Term Loan B” shall mean the term loans to be advanced to the Company by the applicable Lenders pursuant to Section 2.1 hereof, in an aggregate amount equal to the Term Loan B Aggregate Commitment.

“Term Loan B Advance” shall have the meaning set forth in Section 2.1.

“Term Loan B Aggregate Commitment” shall mean Ten Million Dollars ($10,000,000).

“Term B Notes” shall mean the term notes described in Section 2.3 hereof, made by the Company to each of the Lenders in the form annexed to this Agreement as Exhibit B, as such Notes may be amended or supplemented from time to time, and any other notes issued in substitution, replacement or renewal thereof from time to time.

“Third Amendment Effective Date” shall mean January 16, 2008.

Section 1.1 of the Credit Agreement is further amended by deleting the definitions of “Availability”, “Borrowing Base”, “Borrowing Base Certificate”, “Borrowing Base Obligors”, “Collateral Account”, “Debtor Notice”, “Eligible Accounts”, “Eligible Inventory”, “Existing Debt”, “Lockbox”, “Lockbox Agreement”, “Lockbox Obligors”, “Request for Revolving Credit Advances”, “Revolving Credit”, “Revolving Credit Advance”, “Revolving Credit Aggregate Commitment”, “Revolving Credit Notes” and “Subordinated Convertible Notes” in their entireties.

2.2 Term Loan B. Section 2.1 of the Credit Agreement is amended to read in its entirety as follows:

2.1 Term Loan B. Subject to the terms and conditions of this Agreement, each Lender severally and for itself alone agrees to make a single advance to the Company on the Third Amendment Effective Date (the “Term Loan B Advance”) in an amount equal to such Lender’s Term Loan B Percentage of the Term Loan B Aggregate Commitment. The Term Loan B Advance shall replace outstanding amounts under the Existing Revolving Note in the amount of the Term Loan B Aggregate Commitment and no new funds shall be advanced or made available to the Company under the Term Loan B.

2.3 Accrual of Interest and Maturity; Evidence of Indebtedness. Section 2.3 of the Credit Agreement is amended to read in its entirety as follows:

2.3 Payments and Maturity; Evidence of Indebtedness.

(a) Term Loan B. The Company hereby unconditionally promises to pay to Agent for the account of each Lender the principal balance of the Term Loan B Advance as follows:

(i) On demand after thirty (30) days notice by the Agent to the Company, which first demand may be made thirty (30) days prior to the second anniversary of the Third Amendment Effective Date, on the first day of the first month after such demand is made in an amount equal to the principal amount so demanded multiplied by the greater of (A) 1 and (B) 1.5 multiplied by the lesser of (x) the Volume-Weighted Average Price for the common stock of the Company for the twenty (20) Business Days immediately prior to the date of such payment and (y) $2.50.

(ii) All prepayments of principal with respect to the Term Notes shall be applied to the most remote principal installment or installments then unpaid.

(iii) On the applicable Maturity Date, the entire unpaid principal balance of the Term B Notes and all unpaid interest accrued thereon shall also be fully due and payable.

Notwithstanding anything to the contrary in this Agreement, amounts due under Section 2.3(a)(i) may, at the option of the Company, be made in common stock of the Company subject to the satisfaction of the conditions in the immediately following sentence. When making any payment under Section 2.3(a)(i) using common stock of the Company, the value of each such share of stock shall be determined based on the Volume-Weighted Average Price for such stock for the twenty (20) Business Days immediately prior to the date such payment is due pursuant to Section 2.3(a)(i) (the “Term Loan B Payment Date”); provided, that no payment under Section 2.3(a)(i) may be made using common stock of the Company unless the following conditions have been satisfied: (A) the Company shall have given the Agent notice of its intention to make such payment using common stock, which notice shall be irrevocable, no later than twenty (20) Business Days prior to the Term Loan B Payment Date; (B) the Volume-Weighted Average Price for such stock for the twenty (20) Business Days immediately prior to the Term Loan B Payment Date shall not be less than $0.50 per share; (C) the common stock used for payment is exempt from registration pursuant to Section 4(2) or Regulation D of the Securities Act and may be resold pursuant to the requirements of Rule 144 of the Securities Act (subject to any applicable holding periods thereunder); and (D) the common stock used for payment shall be delivered to the Agent on the Term Loan B Payment Date. By way of example only: if the Volume-Weighted Average Price for such stock for the twenty (20) Business Days immediately prior to the Term Loan B Payment Date is $2.00 per share and the Lenders have made demand that $1,000,000 of the Term Loan B Advance be repaid, the Company shall deliver 1,500,000 shares [$1,000,000 * 1.5 *$2.00 divided by $2.00]. In the event common stock satisfying the requirements in the immediately preceding sentence is not delivered on the Term Loan B Payment Date after notice has been given by the Company pursuant to clause (A) of such sentence, any amounts unpaid as a result thereof shall bear interest at the interest rate determined pursuant to Section 2.6 plus two percent (2%) through the last day of the month in which such shares are delivered.

(b) Term Loan. The Company hereby unconditionally promises to pay to Agent for the account of each Lender the outstanding principal balance of the Term Advance as follows:

(i) In monthly installments on the fifteenth day of each month, commencing on September 15, 2008, in the amount of $4,300,000 and in the amount of $400,000 thereafter; and

(ii) All prepayments of principal with respect to the Term B Notes shall be applied to the most remote principal installment or installments then unpaid.

(iii) On the applicable Maturity Date, the entire unpaid principal balance of the Term Notes and all unpaid interest accrued thereon shall also be fully due and payable.

Notwithstanding anything to the contrary in this Agreement, amounts due under Section 2.3(b)(i) may, at the option of the Company, be made in common stock of the Company subject to the satisfaction of the conditions in the immediately following sentence. When making any payment under Section 2.3(b)(i) using common stock of the Company, the value of each such share of stock shall be determined based on ninety five percent (95%) of the Volume-Weighted Average Price for such stock for the twenty (20) Business Days immediately prior to the date such payment is due pursuant to Section 2.3(b)(i) (the “Term Loan Payment Date”); provided, that no payment under Section 2.3(b)(i) may be made using common stock of the Company unless the following conditions have been satisfied: (A) the Company shall have given the Agent notice of its intention to make such payment using common stock, which notice shall be irrevocable, no later than fifteen (15) Business Days prior to the Term Loan Payment Date; (B) the Volume-Weighted Average Price for such stock for the twenty (20) Business Days immediately prior to the Term Loan Payment Date shall not be less than $0.50 per share; (C) the common stock used for payment is exempt from registration pursuant to Section 4(2) or Regulation D of the Securities Act and may be resold pursuant to the requirements of Rule 144 of the Securities Act (subject to any applicable holding periods thereunder); and (D) the common stock used for payment shall be delivered to the Agent on the Term Loan Payment Date. In the event common stock satisfying the requirements in the immediately preceding sentence is not delivered on the Term Loan Payment Date after notice has been given by the Company pursuant to clause (A) of such sentence, any amounts unpaid as a result thereof shall bear interest at the interest rate determined pursuant to Section 2.6 plus two percent (2%) through the last day of the month in which such shares are delivered.

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to the appropriate lending office of such Lender resulting from the Term Advance and the Term Loan B Advance made by such lending office of such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement.

(d) The Agent shall maintain the Register pursuant to Section 11.8(f), and a subaccount therein for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of the Term Loan Advance and the Term Loan B Advance, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder in respect of the Term Loan Advance and the Term Loan B Advance and (iii) both the amount of any sum received by the Agent hereunder from the Company in respect of the Term Loan Advance and the Term Loan B Advance and each Lender’s share thereof.

(e) The entries made in the Register and the accounts of each Lender maintained pursuant to paragraphs (c) and (d) of this Section 2.3 shall absent manifest error, to the extent permitted by applicable law, be conclusive evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, as applicable, or any error therein, shall not in any manner affect the obligation of the Company to repay the Term Loan Advance and the Term Loan B Advance (and all other amounts owing with respect thereto) made to the Company by the Lenders in accordance with the terms of this Agreement.

(f) The Company agrees that, upon written request to the Agent (with a copy to the Company) by any Lender, the Company will execute and deliver, to such Lender, at the Company’s own expense, a Note evidencing the outstanding the Term Loan B Advance and a Note evidencing the outstanding Term Loan Advance owing to such Lender.

2.4 Procedure for Advances. Section 2.4(a) of the Credit Agreement is amended to read in its entirety as follows:

(a) Procedure for Term Loan B Advance. The Term Loan B Advance will be fully funded on the Third Amendment Effective Date through the replacement of outstanding amounts under the Existing Revolving Note in the amount of the Term Loan B Aggregate Commitment and no new funds shall be advanced or made available to the Company under the Term Loan B.

2.5 Disbursement of Revolving Credit Advances. Section 2.5 of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.6 Interest; Interest Payments. Section 2.6 of the Credit Agreement is amended to read in its entirety as follows:

2.6 Interest; Interest Payments. Interest on the unpaid balance of the Term Advance shall accrue from the date of such Term Advance to the date repaid, at a per annum interest rate equal to (a) 12% through September 15, 2008, (b) 13% from September 16, 2008 through October 15, 2008, (c) 14% from October 16, 2008 through November 15, 2008, (d) 15% from November 16, 2008 through December 15, 2008, (e) 16% from December 16, 2008 through January 15, 2009, (f) 17% from January 16, 2009 through February 15, 2009, and (g) 18% from February 16, 2009 and thereafter, and shall be payable in immediately available funds on the fifteenth day of each month. Interest on the unpaid balance of the Term Loan B Advance shall accrue from the date of such Term Loan B Advance to the date repaid, at a per annum rate equal to 6.5%, and shall be payable in immediately available funds on the fifteenth day of each month. Interest shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and in such computation effect shall be given to any change in the interest rate resulting from a change in the Prime Rate on the date of such change in the Prime Rate.

2.7 Mandatory Repayment of Revolving Credit Advances. Section 2.9 of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.8 Lockbox and Collateral Account; Sweep of Funds. Section 2.10 of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.9 Optional Reduction or Termination of Revolving Aggregate Commitment. Section 2.11 of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.10 Use of Proceeds. Section 2.13 of the Credit Agreement is amended to read in its entirety as follows:

2.13 Use of Proceeds and Advances. Term Loan Advances shall be available to pay the Existing Debt and for the working capital needs and general corporate purposes (including Permitted Acquisitions) of the Company and its Subsidiaries other than the Restricted Subsidiaries. Term Loan B Advances will refinance outstanding amounts under the Existing Revolving Note.

2.11 Financial Statements. Section 5.1 of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.12 Certificates; Other Information. Each of Sections 5.2(a), (b), (c) and (d) of the Credit Agreement are deleting in their entireties and “[Reserved]” inserted in lieu of each such Section.

2.13 Notices. Section 5.7(b) of the Credit Agreement is amended by amending clause (iii) thereof to read in its entirety as follows:

(iii) any change in the financial condition of the Company since the date of the last audited financial statements provided by the Company to the Securities and Exchange Commission which could reasonably be expected to have a Material Adverse Effect;

2.14 Notices to Account Debtors; Delivery of Payment on Accounts. Section 5.16 of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.15 Limitation on Debt. Section 6.1(n) of the Credit Agreement is amended to read in its entirety as follows:

(n) the Convertible Note.

2.16 Limitation on Liens. Section 6.2(g) of the Credit Agreement is amended to read in its entirety as follows:

(g) Liens in favor of WB QT, LLC to secure the obligations under the Convertible Note.

2.17 Limitation on Guarantee Obligations. Section 6.3(e) of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.18 Lockbox Agreements. Section 6.18 of the Credit Agreement is deleted in its entirety and “[Reserved]” inserted in lieu thereof.

2.19 Events of Default. Section 7.1(a) of the Credit Agreement is amended by deleting the reference to “the Revolving Credit” as it appears therein and by substituting “the Term Loan B” in lieu thereof. Sections 7.1(b), 7.1(e), 7.1(f), 7.1(g) and 7.1(l) of the Credit Agreement are amended by deleting the references to “or any Guarantor” as they appear therein. Section 7.1(g) of the Credit Agreement is further amended by adding “and the Convertible Note” immediately after the phrase “including without limitation any Subordinated Debt”. Sections 7.1(h) and 7.1(j) of the Credit Agreement are amended by deleting the references to “any Loan Party”, “a Loan Party” or “applicable Loan Party” as they appear therein and by substituting “the Company” in lieu thereof.

2.20 Application of Proceeds of Collateral. Section 8.2 of the Credit Agreement is amended to read in its entirety as follows:

8.2 Application of Proceeds of Collateral. Notwithstanding anything to the contrary in this Agreement, after an Event of Default and the exercise of remedies pursuant to Article 9 of this Agreement or the other Loan Documents, the proceeds of any Collateral, together with any offsets, voluntary payments by the Company or any Subsidiary of the Company or others and any other sums received or collected in respect of the Indebtedness, shall be applied, first, to the Indebtedness under the Term Loan, second, to the Indebtedness under the Term Loan B, in each case on a pro rata basis (or in such order and manner as determined by the Majority Lenders; subject, however, to the applicable Percentages of the loans held by each of the Lenders), next, to any other Indebtedness on a pro rata basis, and then, if there is any excess, to the Company and the Subsidiaries, as the case may be. Subject to the terms of this Section 8.2, the application of such proceeds and other sums to the Advances under any Lender Hedging Agreements shall be based on each Lender’s Percentage of the aggregate of the loans.

2.21 Pro-rata Recovery. Section 8.3 of the Credit Agreement is amended by deleting the reference to “the Revolving Credit” as it appears therein and by substituting “the Term Loan B” in lieu thereof.

2.22 Substitution of Lenders. Section 9.2 of the Credit Agreement is amended by deleting the references to “the Revolving Credit” as they appear therein and by substituting “the Term Loan B” in lieu thereof and by deleting the reference to “then applicable Revolving Credit Aggregate Commitment” and by substituting “Term Loan B Aggregate Commitment” in lieu thereof.

2.23 Closing Costs and Other Costs; Indemnification. Section 11.5(a) of the Credit Agreement is amended by deleting the last sentence thereof in its entirety.

2.24 Successor and Assigns; Participations; Assignments. Section 11.8(d)(i) of the Credit Agreement is amended by deleting the references “Revolving Credit” as they appear therein and by substituting “Term Loan B” in lieu thereof.

2.25 Withholding Taxes. Section 11.12 of the Credit Agreement is amended by deleting the phrase “the Revolving Credit (including any outstanding Advances) and” as it appears therein in its entirety.

2.26 Complete Agreement; Conflicts. Section 11.15 of the Credit Agreement is amended by deleting the phrase “, any Requests for Revolving Credit Advance” as it appears therein in its entirety.

2.27 Reliance on and Survival of Various Provisions. Section 11.20 of the Credit Agreement is amended by deleting the phrase “and the termination of the Revolving Credit Aggregate Commitments” as it appears therein in its entirety.

2.28 Complete Agreement. Section 11.22 of the Credit Agreement is amended by deleting the phrase “, any Requests for Revolving Credit Advances” as it appears therein in its entirety.

2.29 Schedule 1.1. Schedule 1.1 to the Credit Agreement is replaced in its entirety with Schedule 1 hereto which is made part of the Credit Agreement as Schedule 1.1 thereto.

2.30 Exhibits. Exhibit A to the Credit Agreement is deleted in its entirety and “Reserved” inserted in lieu thereof. Exhibit B to the Credit Agreement is replaced in its entirety with Exhibit A hereto which is made part of the Credit Agreement as Exhibit B thereto. Exhibit D to the Credit Agreement is replaced in its entirety with Exhibit B hereto which is made part of the Credit Agreement as Exhibit D thereto. Exhibit H to the Credit Agreement is deleted in its entirety and “Reserved” inserted in lieu thereof.

Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1 This Amendment, duly executed by the Borrower.

3.2 The Term B Note, duly executed by the Borrower.

3.3 The Convertible Note, duly executed by the Borrower.

3.4 The Convertible Note Purchase Agreement dated as of the date hereof by and between the Borrower and WB QT, LLC (the “Note Purchase Agreement”), duly executed by the Borrower.

3.5 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, the Term B Note, the Convertible Note and the Note Purchase Agreement certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower dated January 31, 2007, except for the amendment to the Certificate of Incorporation previously provided to the Agent and (ii) identifying each officer of the Borrower authorized to execute this Amendment, the Term B Note, the Convertible Note and the Note Purchase Agreement and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the “Amendment Documents”).

3.6 A Reaffirmation of Security Documents in the form of Exhibit C attached to this Amendment, duly executed by the Guarantors.

3.7 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

3.8 The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Section 4. Defaults and Waivers.

4.1 Events of Default Due to Strict Foreclose. Pursuant to a Strict Foreclosure Agreement dated as of January 16, 2008 (the “Foreclosure Agreement”) by and between Tecstar Automotive Group, Inc. (“TAG”) and WB Automotive Holdings,

Inc. (“WB Automotive”), certain assets of TAG are transferred to WB Automotive in satisfaction of certain obligations of Tecstar. Such transfer and the related transactions described in the Foreclosure Agreement (the “Foreclosure”) will cause Defaults or Events of Default under the Credit Agreement.

4.2 Waiver. Upon the date on which this Amendment becomes effective, the Lenders hereby waive the Defaults and Events of Default described in the preceding Section 4.1 and all other Defaults and Events of Default, if any, existing as of such date (“Existing Defaults”). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Lenders of any other term, condition, representation or covenant applicable to the Borrower or the other Loan Parties under the Credit Agreement or the other Loan Documents (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Lenders of any other Default or Event of Default, if any, under the Credit Agreement or the other Loan Documents, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower or any of its Subsidiaries may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

Section 5. Revolving Credit Note. Promptly after the effective date of this Amendment, the Agent shall return the original Revolving Credit Note to the Company marked cancelled.

Section 6. Representations, Warranties, Authority, No Adverse Claim.

6.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for those representatives and warranties that were expressly made only as of a specific date and changes permitted by the terms of the Credit Agreement and except with respect to those representations and warranties which are qualified as to materiality in which case such specific materiality qualifiers shall apply, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lenders.

6.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lenders.

6.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.

Section 7. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. Each Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lenders under the Security Agreement, the Pledge Agreement and the Mortgage, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

Section 8. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

Section 9. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 10. Successors. The Amendment Documents shall be binding upon the Borrower and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lenders and the successors and assigns of the Lenders.

Section 11. Legal Expenses. The Agent waives any right to be reimbursed pursuant to Section 11.5 of the Credit Agreement for the expenses incurred in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents. The Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in enforcing the obligations of the Borrower under the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

Section 12. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 13. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 14. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:
QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

	By:	/s/ W. Brian Olson
	Name:	W. Brian Olson
	Title:	Chief Financial Officer
LENDER:
WB QT, LLC

	By:	/s/ Jonathan Wood
	Name:	Jonathan Wood
	Title:	CFO

[Signature Page to Third Amendment to Credit Agreement]

SCHEDULE 1 TO

THIRD AMENDMENT TO

CREDIT AGREEMENT

SCHEDULE 1.1

(Percentages and Allocations)

Lender	Percentages	Allocations Term Loan B	Allocations Term Loan
WB QT, LLC	100.0%	$10,000,000	$10,000,000
Total	100%	$10,000,000	$10,000,000

[Signature Page 1 to Reaffirmation of Security Documents]